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UNITED STATES	OMB Number: 3235-0060 Expires: January 31, 2008 Estimated average burden hours per response. . 38.0
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2008

Vital Images, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-22229	41-1321776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Opus Parkway, Suite 300, Minnetonka, Minnesota		55343
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (952) 487-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.              Other Events

On August 6, 2008, Vital Images, Inc. issued a press release announcing that Vikram Simha has been appointed as its Chief Technology Officer and Executive Vice President of Engineering.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is being filed with this Current Report on Form 8-K:

99.1 Press Release of Vital Images, Inc. dated August 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Images, Inc.

Date: August 6, 2008.

	By	/s/ Michael H. Carrel
Michael H. Carrel
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

99.1                           Press Release of Vital Images, Inc. dated August 6, 2008.